1 July 30, 2013 Keefe, Bruyette & Woods 2013 Community Bank Investor Conference

Forward-looking Statements • This presentation presents management's discussion and analysis of the financial condition and results of operations for Park National Corporation and its subsidiaries ("Park" or the "Corporation"). This discussion should be read in conjunction with the consolidated financial statements and related notes and the five-year summary of selected financial data. Management’s discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and uneven spread of positive impacts of recovery on the economy, specifically in the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011 and the American Taxpayer Relief Act of 2012; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

3 Park National Corporation (PRK) Profile (as of June 30, 2013) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio & 1 Kentucky counties • 124 bank branches • 7 specialty finance offices • 1,854 FTEs

Park Executive Management  C. Daniel DeLawder – Chairman and Chief Executive Officer – Age: 63 Chairman, Chief Executive Officer (1999) and Board Member of The Park National Bank and Park National Corporation (Corporation or Park) headquartered in Newark, Ohio. He served previously as President of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio.  David L. Trautman – President (CEO designated, January 1, 2014) – Age: 52 President and Board Member of The Park National Bank and Park National Corporation (2004) headquartered in Newark, Ohio. He also serves as Secretary of the Corporation. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation. 4 Leadership Team

Park Executive Management (continued)  Brady T. Burt – Chief Financial Officer – Age: 41 Chief Financial Officer of Park since 2012. Formally served as the Chief Accounting Officer with Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He currently serves on the Finance Committee of the Licking County United Way, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation. Finally, he serves on the Licking County Advisory Committee for Habitat MidOhio.  Matthew R. Miller – Chief Accounting Officer – Age: 35 Chief Accounting Officer of Park since 2012. He served previously as an Accounting Vice President with Park beginning in April 2009. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. He is a board member of both the YMCA of Licking County and Big Brothers Big Sisters of Licking and Perry Counties. He is also a member of the Development Council at The Works and the Granville Rotary Club. 5

6 Experienced Leadership Team Name Position Age Years with PRK Years In Industry C. Daniel DeLawder Chairman & CEO 63 42 42 David L. Trautman President 52 30 30 Brady T. Burt Chief Financial Officer 41 6 12  Senior leadership consists of executives with proven local market experience  Leadership team averages 27 years of banking experience  Average management tenure with Park National is approximately 22 years

7 Leadership Team – continued Name Position Age Years with PRK Years In Industry Adrienne M. Brokaw SVP – Director of Internal Audit 45 1 15 Thomas J. Button SVP – Chief Credit Officer 53 16 27 Thomas M. Cummiskey SVP – Trust 43 13 15 Lynn B. Fawcett SVP – Operations 54 22 22 Robert N. Kent, Jr. President – Scope Aircraft Finance 55 10 30 Timothy J. Lehman SVP and Chief Operating Officer 48 18 18 Laura B. Lewis SVP – Human Resources & Marketing 53 28 28 Matthew R. Miller SVP – Chief Accounting Officer 35 4 10 Cheryl L. Snyder SVP – Consumer Banking 56 33 35 Paul E. Turner SVP - Treasurer 45 23 23 Jeffrey A. Wilson SVP – Chief Administrative Officer 46 8 16 William R. Wilson SVP – Commercial Lending 64 43 43 Jason L. Painley VP – Chief Risk Officer 36 2 12

8 Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry John A. Brown President – Richland Bank 44 22 22 Brett A. Baumeister President – Unity National Bank 47 9 23 William C. Fralick President – Security National Bank 58 37 37 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 44 16 22 Kenneth G. Gosche President – Farmers & Savings Bank 64 15 41 Thomas M. Lyall Chairman – Century National Bank 67 42 42 Patrick L. Nash President – Century National Bank 48 26 26 Earl W. Osborne Chairman – Guardian Finance Company 59 14 23 Matthew R. Marsh President – Guardian Finance Company 47 14 26 Vickie A. Sant President – First-Knox National Bank 58 36 36 Donald R. Stone President – United Bank 56 17 29 John E. Swallow President – Second National Bank 56 28 38 Stephen G. Wells President – Fairfield National Bank 52 29 29

9 Highlights of the First Six Months of 2013 • Through June 30, 2013, reduced Vision Bank legacy NPAs by $53.2 million following the sale of the Vision business on February 16, 2012. • Park had net income of $40.7 million ($2.64 per diluted common share) for the first six months of 2013, compared to $36.0 million or $2.11 per diluted common share, excluding the gain on sale of the Vision Bank business in the first six months of 2012. • Loans at The Park National Bank increased at an annualized rate of 3.34% from $4,369 million at December 31, 2012 to $4,442 million at June 30, 2013.

Reduction in Vision Bank Legacy Nonperforming Assets (NPAs) 10  At December 31, 2010, Vision Bank NPAs were $205.1 million.  At December 31, 2011, Vision and SEPH (Park’s non-bank workout subsidiary) NPAs were $130.4 million.  At February 16, 2012, retained NPAs were $117.8 million.  At June 30, 2013, SEPH NPAs have been reduced to $64.6 million. Source: Company Filings

Vision and SEPH NPA Trend 11 Source: Company Filings 12/31/10 12/31/11 02/16/12 06/30/13 Vision/SEPH NPA's $205.1 $130.4 $117.8 $64.6 0 25 50 75 100 125 150 175 200 225 In m ill io n s ($ )

Results Count

ROA and ROE History – PRK and PRK, excluding Vision & SEPH

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
2Q 2013 YTD (annualized)	1.23%	1.29%	0.95% [4]	12.56%	13.20%	8.43% [4]
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.57%
2011	1.06%	1.58%	0.80%	11.81%	19.21%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.04)%	12.12% [3]	21.57%	(1.80)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
Average 2003 – 2012	1.32%	1.63%	0.73%	13.58%	17.96%	7.47%

1 Calculated using average common equity for Park National Corporation.

2 Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.

3 Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.

4 Due to unavailability of 2Q 2013 peer median financial metrics, data utilized herein reflects 1Q 2013 peer results.

Source: BHC Performance Report and Company Filings

Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

12

13 Bank Division Year joined Park Hdqtr. Co. deposits Total county Deposits Park % of market share Rank in market Park National 1908 $ 1,180,276 $ 2,042,415 57.8% 1 Fairfield National 1985 379,484 1,743,570 21.8% 1 Richland Bank 1987 473,075 1,742,412 27.2% 1 Century National 1990 393,123 1,213,689 32.4% 1 First-Knox National 1997 396,727 718,266 55.2% 1 Second National 2000 234,450 988,734 23.7% 2 Security National 2001 482,197 1,494,593 32.3% 1 Seven largest OH divisions $ 3,539,332 $ 9,943,679 35.6% Other OH divisions – headquarter counties 521,360 4,637,981 11.2% Total OH divisions – headquarter counties $ 4,060,692 $ 14,581,660 27.8% Remaining Ohio bank deposits $ 732,385 Total Ohio bank deposits $ 4,793,077 The Park National Bank – The bank of choice Headquarter Counties – Deposits (in thousands) Source: FDIC, June 30, 2012

Quarterly Net Income by Operating Segment 14 Source: Company Filings (In thousands) 2011 2012 Q2 YTD 2012 1 Q2 YTD 2013 Q1 2013 Q2 2013 PNB $ 106,851 $ 87,106 $ 45,044 $ 40,262 $ 19,940 $ 20,322 GFSC 2,721 3,550 1,715 1,530 740 790 Park Parent Company (1,595) 195 183 323 132 191 Ongoing operations $ 107,977 $ 90,851 $ 46,942 $ 42,115 $ 20,812 $ 21,303 Vision Bank (22,526) - - - - - SEPH (3,311) (12,221) 3,419 (1,371) (102) (1,269) Total Park $ 82,140 $ 78,630 $ 50,361 $ 40,744 $ 20,710 $ 20,034 1 Vision Bank (“Vision”) merged with and into SEPH, a non-bank subsidiary of Park, following the sale of the Vision business to Centennial Bank (“Centennial”) on February 16, 2012. The sale of the Vision business in the first quarter of 2012 resulted in a pre-tax gain of $22.2 million ($14.4 million after-tax), which is included in the Q2 YTD 2012 SEPH results presented in the table above.

15 Projection of Fiscal 2013 Results Source: Company Filings Projected Net Income (In thousands) Original projection for 2013 50% of midpoint Q2 YTD 2013 Current projection for 2013 Pre-tax, pre-provision income $ 113,000 $ 131,000 $ 61,000 $ 55,600 $ 108,000 $ 114,000 Provision for loan losses 20,000 15,000 8,750 1,002 10,000 6,000 Income before income tax $ 93,000 $ 116,000 $ 52,250 $ 54,598 $ 98,000 $ 108,000 Federal income taxes 23,250 30,160 13,353 13,854 24,300 27,600 Net income $ 69,750 $ 85,840 $ 38,897 $ 40,744 $ 73,700 $ 80,400

16 Source: Company Filings The Park National Bank Income Statement (In thousands) 2011 2012 Q2 YTD 2012 Q2 YTD 2013 Q1 2013 Q2 2013 Net interest income $ 236,282 $ 221,758 $ 111,868 $ 104,471 $ 52,735 $ 51,736 Provision for loan losses 30,220 16,678 8,428 5,252 3,130 2,122 Fee income 67,348 70,739 34,361 36,408 17,872 18,536 Security gains 23,634 - - - - - Total other expense 146,235 156,516 75,316 80,732 40,324 40,408 Income before income taxes $ 150,809 $ 119,303 $ 62,485 $ 54,895 $ 27,153 $ 27,742 Federal income taxes 43,958 32,197 17,441 14,633 7,213 7,420 Net income $ 106,851 $ 87,106 $ 45,044 $ 40,262 $ 19,940 $ 20,322 Net income excluding security gains $ 91,489 $ 87,106 $ 45,044 $ 40,262 $ 19,940 $ 20,322

Park National Bank Statement of Condition 17 Source: Company Filings (In thousands) June 30, 2012 Dec. 31, 2012 June 30, 2013 % change from 12/31/12 % change from 6/30/12 Loans $ 4,281,430 $ 4,369,173 $ 4,441,617 1.66% 3.74% Allowance for loan losses 56,288 53,131 52,694 (0.82)% (6.39)% Net loans 4,225,142 4,316,042 4,388,923 1.69% 3.88% Total assets 6,535,709 6,502,579 6,519,766 0.26% (0.24)% Average assets (YTD) 6,491,751 6,532,683 6,548,261 0.24% 0.87% Deposits 4,917,327 4,814,107 4,943,735 2.69% 0.54% Return on average assets * 1.40% 1.33% 1.24% (6.77)% (11.43)% * Annualized for the six months ended June 30, 2013 and 2012.

18 Source: Company Filings SEPH / Vision Bank Income Statement (In thousands) Vision/SEPH 2011 2012 YTD Q2 2012 YTD Q2 2013 Q1 2013 Q2 2013 Net interest income $ 26,104 $ (341) $ 1,485 $ (1,002) $ (655) $ (347) Provision for (recovery of) loan losses 31,052 17,882 4,698 (4,670) (3,011) (1,659) Fee income (1,617) (736) 449 1,476 831 645 Security gains 5,195 — — — — — Gain on sale of Vision business — 22,167 22,167 — — — Total other expense 32,461 22,032 14,164 7,253 3,344 3,909 Income (loss) before income taxes $ (33,831) $ (18,824) $ 5,239 $ (2,109) $ (157) $ (1,952) Federal income taxes (benefit) (7,994) (6,603) 1,820 (738) (55) (683) Net income (loss) $ (25,837) $ (12,221) $ 3,419 $ (1,371) $ (102) $ (1,269) Net income (loss) excluding gains $ (29,214) $ (26,630) $ (10,990) $ (1,371) $ (102) $ (1,269)

19 Park National Bank Loans by Type Source: Company Filings as of June 30, 2013 • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades. • PNB experienced nice growth in commercial real estate and consumer loans in the first half of 2013. 12/31/2011 12/31/2012 6/30/2013 $ Change: % Change from 12/31/12: Amount Amount Amount Amount Percentage Commercial Real Estate Owner Occupied $ 539,364 $ 522,307 $ 523,752 $ 1,445 0.28% Non-Owner Occupied 449,852 447,983 473,783 25,800 5.45% Residential Real Estate 1,580,644 1,686,027 1,720,017 33,990 1.98% Construction Real Estate 183,980 150,423 145,651 -4,772 (3.28)% Commercial & Industrial 743,877 811,873 793,897 -17,976 (2.26)% Consumer 575,046 608,311 648,224 39,913 6.16% Farmland 97,401 111,010 105,553 -5,457 (5.17)% Leases 2,059 3,128 3,234 106 3.28% Total Loans $ 4,172,423 $ 4,341,062 $ 4,414,111 $ 73,049 1.65% Annualized growth rate in 2013 of 3.3%

20 Park National Corporation Nonperforming Loans by Type At June 30, 2013 Source: Company Filings as of June 30, 2013 PNB Guardian SEPH LLC PRK Amount Percentage Amount Percentage Amount Percentage Amount Percentage Commercial Real Estate Owner Occupied $ 20,731 16.78% $ - 0.00% $ 6,345 14.68% $ 27,076 15.99% Non-Owner Occupied 10,730 8.68% - 0.00% 3,628 8.39% 14,358 8.48% Residential Real Estate 54,241 43.9% 4 0.16% 18,778 43.45% 73,023 43.13% Construction Real Estate 18,893 15.29% - 0.00% 9,104 21.07% 27,997 16.54% Commercial & Industrial 14,948 12.10% - 0.00% 5,223 12.09% 20,171 11.91% Consumer 3,422 2.77% 2,539 99.84% 46 0.11% 6,007 3.55% Farmland 589 0.48% - 0.00% 93 0.22% 682 0.40% Leases - 0.00% - 0.00% - 0.00% - 0.00% Total Loans $ 123,554 100.00% $ 2,543 100.00% $ 43,217 100.00% $ 169,314 100.00%

21 Park National Corporation Nonperforming assets Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2011 Dec. 31, 2012 June 30, 2013 Non-accrual loans $ 195,106 $ 155,536 $ 145,398 Renegotiated loans 28,607 29,800 22,413 Loans past due 90 days or more (still accruing) 3,489 2,970 1,502 Total nonperforming loans $ 227,202 $ 188,306 $ 169,313 Other real estate owned (OREO) 42,272 36,420 35,662 Total nonperforming assets $ 269,474 $ 224,024 $ 204,975 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 4.60% 3.56% 3.26% Percentage of nonaccrual, restructured and OREO to assets (PRK) 3.81% 3.32% 3.06% Texas Ratio (PRK) 42.25% 35.00% 32.93% Peer Group Information Dec. 31, 2011 Dec. 31, 2012 Mar. 31, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 3.32% 2.55% 2.39% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 2.88% 2.16% 2.05% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

22 Vision Bank/SE Properties Holdings Nonperforming Assets Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2011 Dec. 31, 2012 June 30, 2013 Non-accrual loans $ 98,993 $ 55,292 $ 43,216 Renegotiated loans 2,265 - - Loans past due 90 days or more (still accruing) 122 - - Total nonperforming loans $ 101,380 $ 55,292 $ 43,216 Other real estate owned (OREO) - Vision - - - Other real estate owned (OREO) - SEPH 29,032 21,003 21,389 Total nonperforming assets $ 130,412 $ 76,295 $ 64,605 Percentage of nonaccrual loans and loans 90+ days past due to loans (Vision/SEPH) N.M. N.M. N.M. Percentage of nonaccrual, restructured and OREO to assets (Vision/SEPH) N.M. N.M. N.M. Peer Group Information Dec. 31, 2011 Dec. 31, 2012 Mar. 31, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 3.32% 2.55% 2.39% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 2.88% 2.16% 2.05% Note: The percentages above are deemed not meaningful (N.M.), as the total loans on the balance sheet at June 30, 2012 and December 31, 2011 include only the nonperforming loans and those performing loans retained from the Vision Bank sale.

23 Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2010 Dec. 31, 2011 Dec. 31, 2012 Jun. 30, 2013 Non-accrual loans $ 117,815 $ 96,113 $ 100,244 $ 102,182 Renegotiated loans - 26,342 29,800 22,413 Loans past due 90 days or more (still accruing) 3,226 3,367 2,970 1,502 Total nonperforming loans $ 121,041 $ 125,822 $ 133,014 $ 126,097 Other real estate owned (OREO) – PNB 8,385 13,240 14,715 14,273 Total nonperforming assets $ 129,426 $ 139,062 $ 147,729 $ 140,370 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 2.96% 2.37% 2.35% 2.32% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.94% 2.15% 2.22% 2.13% Texas Ratio 24.73% 22.77% 23.47% 22.91% Peer Group Information Dec. 31, 2010 Dec. 31, 2011 Dec. 31, 2012 Mar. 31, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 4.01% 3.32% 2.55% 2.39% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 3.48% 2.88% 2.16% 2.05% Park National Corporation less Vision Bank/SE Properties Holdings - Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

PRK Impaired Loan Summary 24 Source: Company Filings Park National Corporation Impaired Commercial Loans at June 30, 2013 (In thousands) Unpaid principal balance (UPB) Prior charge- offs Total impaired loans Specific reserve Carrying balance Carrying balance as a % of UPB PNB $ 121,326 $ 36,795 $ 84,531 $ 7,466 $ 77,065 63.52% SEPH - CL&D loans 47,400 38,326 9,074 - 9,074 19.14% SEPH - Other loans 54,145 21,670 32,475 - 32,475 59.98% PRK totals $ 222,871 $ 96,791 $ 126,080 $ 7,466 $ 118,613 53.22% SEPH – Retained Vision Bank Loan Portfolio Charge-Offs as a percentage of unpaid principal balance at June 30, 2013 (In thousands) Unpaid Principal Balance Charge-Offs Net Book Balance Charge-Off Percentage Nonperforming loans – retained by SEPH $ 104,902 $ 61,686 $ 43,216 58.80% Performing loans – retained by SEPH 3,402 208 3,194 6.11% Total SEPH loan exposure $ 108,304 $ 61,894 $ 46,410 57.15%

Park National Bank Commercial Loan Portfolio Trends 25 1 Commercial loans include: (1) Commercial, financial and agricultural loans, (2) Commercial real estate loans, (3) Commercial related loans in the construction real estate portfolio and (4) Commercial related loans in the residential real estate portfolio. * Included within Park National Bank’s impaired loan totals, participations related to Vision Bank were $13.7 million, $14.1 million, and $18.5 million at June 30, 2013, December 31, 2012, and December 31, 2011, respectively. Source: Company Filings $2,000,000 $2,050,000 $2,100,000 $2,150,000 $2,200,000 $2,250,000 $2,300,000 $2,350,000 $2,400,000 December 31, 2011 December 31, 2012 June 30, 2013 (Data in 000s ) Impaired* Substandard Special Mention Pass rated $57.5 MM $84.5 MM $89.4 MM $66.1MM $95.1MM $95.9MM 1

26 Park National Corporation – Income Statement Source: Company Filings (in thousands) Dec. 31, 2011 Dec. 31, 2012 Q2 2013 YTD Net interest income $ 273,234 $ 235,315 $ 110,165 Provision for loan losses 63,272 35,419 1,002 Net interest income after provision $ 209,962 $ 199,896 $ 109,163 Fee Income 66,081 70,236 1 38,103 Gain on sale of securities 28,829 - - Gain on sale of Vision business - 22,167 - Non interest expense 188,317 187,968 92,668 Income before income taxes $ 116,555 $ 104,331 $ 54,598 Income taxes 34,415 25,701 13,854 Net income $ 82,140 $ 78,630 1 $ 40,744 1 Vision Bank (“Vision”) merged with and into SEPH, a non-bank subsidiary of Park, following the sale of the Vision business to Centennial Bank (“Centennial”) on February 16, 2012. The sale of the Vision business in the first quarter of 2012 resulted in a pre-tax gain of $22.2 million ($14.4 million after-tax), which is included in the Q2 YTD 2012 SEPH results presented in the table above.

PARK NATIONAL CORPORATION Statement of Condition 27 Source: Company Filings (in millions) Dec. 31, 2011 Dec. 31, 2012 Jun. 30, 2013 Investment securities $ 1,708 $ 1,582 $ 1,345 Loans 4,317 4,450 4,511 Allowance for loan losses (68) (56) (55) Assets held for sale 382 - - Other assets 633 667 839 Total assets $ 6,972 $ 6,643 $ 6,640 Non-interest bearing deposits $ 996 $ 1,137 $ 1,095 Interest bearing deposits 3,469 3,579 3,756 Total deposits $ 4,465 $ 4,716 $ 4,851 Total borrowings 1,162 1,206 1,087 Liabilities held for sale 536 - - Other liabilities 67 71 63 Stockholders’ equity 742 650 639 Total liabilities & shareholders’ equity $ 6,972 $ 6,643 $ 6,640

28 PRK comparison to peers * Calculated for the twelve months ended June 30, 2013. ** Annualized based on dividends and stock price through June 30, 2013. Source: Company Filings and SNL data of $3 to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book % PRK Price to tangible book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 2Q 2013 163% 121% 187% 154% 12.0 * 14.4 5.5 ** 2.7 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 2004 345% 238% 372% 307% 21.4 18.1 2.7 2.1 2003 301% 219% 309% 283% 18.9 16.9 3.1 2.1 2002 281% 194% 290% 229% 16.9 13.9 3.4 2.4

PRK short interest position 29 Date Short Interest Position PRK Closing Price Average Annual Daily Volume Days to Cover Short Position 07/15/2013 1,053,645 $ 75.70 24,426** 43.1 06/30/2013 1,128,248 $ 68.79 23,004* 49.0 12/31/2012 1,212,786 $ 64.63 32,095 37.8 12/30/2011 1,654,098 $ 65.06 50,130 33.0 12/31/2010 922,074 $ 72.67 38,840 23.7 12/31/2009 1,127,086 $ 58.88 51,959 21.7 12/31/2008 1,052,361 $ 71.75 59,665 17.6 12/31/2007 1,275,369 $ 64.50 38,166 33.4 12/15/2006 554,641 $ 99.76 18,717 29.6 12/15/2005 437,661 $ 108.00 16,147 27.1 12/15/2004 237,656 $ 139.61 14,531 16.4 12/15/2003 62,334 $ 106.95 7,691 8.1 12/13/2002 100,099 $ 93.57 10,782 9.3 Source: Bloomberg * Average daily volume is for the six months ended June 30, 2013. ** Average daily volume from January 1, 2013 through July 15, 2013.

PRK short interest comparison to peers 30 Entity Shares Outstanding Short Interest Position Average Daily Volume in 2013 Days to Cover Short Interest as a % of Total Shares Outstanding PRK 15,411,977 1,053,645 24,426 43.1 6.84% Midwest Peer Median 54,787,135 1,877,278 218,350 10.6 3.87% Midwest Peer Average 64,301,236 2,849,593 302,608 11.9 3.97% Note: Midwest peers consist of 24 peer bank holding companies with $3 - $10 billion in total assets. Source: Bloomberg

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 31 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

Growth Opportunities  PRK successfully completed 11 Ohio- based financial institution mergers from 1985 through 2006.  Each bank operates within PRK in an autonomous fashion; each bank retains its local community bank identity, leadership team, and advisory board of directors. Future Merger Objectives:  Dilution to tangible book value per share should be earned back in four years or less.  Earnings and integration considerations. 32

33 July 30, 2013 Keefe, Bruyette & Woods 2013 Community Bank Investor Conference